UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Annual Report

September 30, 2010

Nuveen Preferred Securities Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Fund included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 22, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management (NAM), an affiliate of Nuveen Investments. Douglas Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006, and has more than ten years of investment industry experience. Here Doug discusses general market and economic conditions, the Fund’s performance and its investment strategy for the twelve-month period ended September 30, 2010.

What were the general market conditions throughout the reporting period?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S gross domestic product achieved a preliminary growth rate of 2.0% on an annualized basis, the fifth consecutive quarter of positive growth and the first time this has been achieved since 2007-2008. The housing market also saw some improvement, with the average home price in the Standard & Poor’s/Case-Shiller index rising 1.7% over the twelve months ended August 2010. This put home prices nationally up 6.7% from their low point in April 2009 and back to levels on par with those of late 2003. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.1% year-over-year as of September 2010. However, unemployment remained at historically high levels. As of September 2010, the national unemployment rate was 9.6%, down from 9.8% in September 2009.

In our opinion, the most important developments during the period for the preferred/hybrid market were regulatory in nature. During the latter part of second quarter of 2010, the markets digested new domestic financial regulations. While parts of these new regulations are likely to require banks to hold larger absolute amounts of capital, other provisions address the ‘quality’ of the capital on banks’ balance sheets. In their current form, these new rules will slowly phase-out the ability of large banks (those over $15 billion in size) to include certain types of preferred securities in their Tier-1 capital

2	Nuveen Investments

calculations. It’s too early to tell whether the recently enacted financial reforms will prove to be a positive or a negative for preferred and hybrid securities.

The major headline of the third quarter was the release of the ‘Basel III’ international bank capital standards. While U.S. regulators have not fully committed to Basel standards in the past, it is our opinion that there may be a significant effort to harmonize the domestic and international provisions going forward.

While the preferred/hybrid market posted strong absolute returns for the twelve month period ended September 30, 2010, we did observe some differences in performance within the asset class. The $25 par exchange-traded retail structures outperformed their $1000 par over-the-counter (OTC) institutional counterparts. The return disparity was due primarily to strong demand toward the end of the twelve-month period for exchange-traded $25 par securities by both retail investors and a handful of large preferred security ETFs.

How did the Fund perform during the twelve months ended September 30, 2010?

The table on page five provides performance information for the Fund for the twelve-month period ended September 30, 2010. The Fund’s Class A Shares at net asset value outperformed all of the comparative indexes during the reporting period.

What strategies were used to manage the Fund during the reporting period?

During the twelve-month period ended September 30, 2010, the Fund realized meaningful shareholder inflows and asset appreciation, growing from roughly $258 million of assets under management to $638 million. Consistent with our established investment process, these inflows were invested in credits we deemed to be stable or improving.

We continued to invest in both the $25 par retail sector and the $1000 par institutional sector. Periods of market volatility often drive valuations between retail and institutional structures to become meaningfully bifurcated. This dynamic is primarily due to the retail investor’s general recluctance to assume price risk during periods of stress relative to institutional investors. In addition, technical factors also influence the relative valuations between $25 par retail and $1000 par institutional structures. For example, during the latter part of this reporting period, aggressive buying of $25 par securities by preferred security ETFs drove $25 par valuations meaningfully higher compared to $1000 par structures. We try to use these periods of price discrepancy to rotate between $25 par and $1000 par instruments in an attempt to improve the Fund’s structure and/or yield. In response to the aforementioned ETF activity, we rotated the Fund’s allocation from roughly 65% $25 par and 35% $1000 par as of June 30, 2010, to approximately 50% $25 par and 50% $1000 par as of September 30, 2010.

In addition to toggling between the $25 par and $1000 par structures, there were several additional factors that contributed to the Fund’s relative outperformance during the period. First, non-cumulative preferred security structures containing a relatively large amount of equity exposure materially outperformed their high debt exposure, cumulative counterparts. During late 2008 and early 2009, high equity content, non-cumulative security structures meaningfully underperformed high debt content, cumulative structures,

Nuveen Investments	3

and we used this time to tactically increase the Fund’s allocation to these types of securities. As the economy began to demonstrate some signs of stabilization, investor appetite slowly returned for these high-equity content preferred/hybrid securities, which benefitted the Fund’s relative return. During the period, we gradually pared back the Fund’s relative overweight to these structures in response to their increasingly richer valuations.

Second, we sought to generate excess returns by relying on fundamental research to select stable and improving credits. Frequently, the most compelling opportunities are among lower investment grade and below investment grade securities, an often overlooked segment due to the preponderance of investment grade only mandates among retail and institutional preferred/hybrid investors. As a result, the Fund is generally overweight in securities rated BBB and below compared to the comparative indexes, and this was the case during this period as well. Preferred/hybrid securities are typically rated between three and five notches below an issuer’s senior unsecured debt rating, so that a BB-rated preferred security may often be issued by an entity with an investment grade senior unsecured debt rating of at least BBB. During this period credit spreads generally compressed. The further one moved down the credit spectrum, the more the spread tightening increased during the period. As a result, the Fund benefitted meaningfully from a relative overweight to lower rated securities.

In addition, early in the spring of 2010 we became increasingly wary of ‘capital event’ call language in the prospectuses of certain preferred/hybrid securities. This language allowed an issuer to call securities at par if the Tier-1 capital status of these securities became compromised as a result of new regulations, or a change to existing regulations. In our opinion, securities that were at that time trading at meaningful premiums were at particular risk. As a result, we rotated out of most premium-priced structures that contained ‘capital event’ par call language and reinvested the proceeds in discount-priced securities of the same issuers. This strategy proved successful as the market digested the implications of the new regulations, noted earlier, that subsequently occurred in the second and third quarters of 2010.

4	Nuveen Investments

1	The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Hybrid Securities Index, a 35% weighting in the Barclays Capital USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The Barclays Capital USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns as of 9/30/10

	Average Annual
	1-Year	Since Inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	23.84%	3.40%
A Shares at Offer	17.99%	2.08%
Merrill Lynch Preferred Stock Hybrid Securities Index[1]	17.54%	0.96%
Market Benchmark Index[2]	17.26%	2.77%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 4.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

Nuveen Preferred Securities Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Preferred Securities Fund compared with the corresponding indexes. Returns would be different for other share classes. The inception date for the Fund was 12/19/06. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Preferred Stock Hybrid Securities Index, a 35% weighting in the Barclays Capital USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Barclays Capital USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index. The Nuveen Preferred Securities Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

6	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NPSAX	NPSCX	NPSTX	NPSRX
Net Asset Value (NAV)	$16.99	$17.00	$17.10	$16.99
Latest Monthly Dividend[1]	$0.0940	$0.0840	$.0915	$0.0975
Inception Date	12/19/06	12/19/06	9/29/09	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Shares are actual. The returns for Class R3 are actual for the period since class inception on 9/29/09, returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will be available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	23.84%	17.99%
Since Inception	3.40%	2.08%

C Shares	NAV
1-Year	22.94%
Since Inception	2.65%

R3 Shares	NAV
1-Year	23.59%
Since Inception	3.14%

I Shares	NAV
1-Year	24.23%
Since Inception	3.67%
Yields

A Shares	NAV	Offer
Dividend yield[3]	6.64%	6.32%
30-day yield[3]	6.05%	—
SEC 30-day yield[3,4]	—	5.76%

C Shares	NAV
Dividend yield[3]	5.93%
30-day yield[3]	5.27%

R3 Shares	NAV
Dividend yield[3]	6.42%
SEC 30-day yield[3]	5.75%

I Shares	NAV
Dividend yield[3]	6.89%
SEC 30-day yield[3]	6.28%

Top Five Issuers[2]:
JP Morgan Chase & Company	6.7%
Wells Fargo and Company	4.8%
Bank of America Corporation	4.8%
Deutsche Bank AG	4.3%
Cobank Agricultural Credit Bank	4.2%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$641,720
Average Duration	6.82
Number of Positions/Holdings	211

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.47%	1.00%
Class C	2.23%	1.75%
Class R3	1.37%	1.25%
Class I	1.21%	0.75%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through May 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

3	Dividend yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend yield may differ from the SEC 30-Day yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	7

Fund Spotlight (continued) as of 9/30/10 Nuveen Preferred Securities Fund

Portfolio Composition[1]
Insurance	31.6%
Commercial Banks	29.7%
Diversified Financial Services	19.4%
Capital Markets	10.2%
Other	9.1%
1	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to certain risks, including credit risk or the risk that an issuer of a security will be unable to make interest and principal payments when due. The Fund also exposes you to income risk and interest rate risk. Interest rate risk is the risk that interest rates will rise, causing fixed income securities prices to fall. Income risk is the risk that the Fund’s income will decline because of falling market interest rates. The Fund’s potential investments in non-U.S. securities presents risks not typically associated with domestic investments such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,092.70	$1,088.70	$1,091.10	$1,094.10	$1,020.21	$1,016.44	$1,018.90	$1,021.46
Expenses Incurred During Period	$5.09	$9.01	$6.45	$3.78	$4.91	$8.69	$6.23	$3.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72%, 1.23% and .72% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V – Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (the “Fund”), as of September 30, 2010, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 24, 2010

Nuveen Investments	9

Portfolio of Investments

Nuveen Preferred Securities Fund

September 30, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 48.5%

	Capital Markets – 7.9%

68,806	Ameriprise Financial, Inc.	7.750%	A	$1,930,696

1,862	BNY Capital Trust IV, Series E	6.875%	A1	49,082

27,520	BNY Capital Trust V, Series F	5.950%	A1	693,229

1,318	Credit Suisse	7.900%	A3	36,060

74,079	Deutsche Bank Capital Funding Trust I	7.350%	BBB	1,894,200

57,664	Deutsche Bank Capital Funding Trust II	6.550%	BBB	1,416,228

574,651	Deutsche Bank Capital Funding Trust V	8.050%	BBB	15,337,435

4,100	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB	99,015

325,627	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	8,655,166

14,100	Goldman Sachs Group Inc., Series 2004-04 (SATURNS)	6.000%	A2	340,515

2,179	Goldman Sachs Group Inc.	6.200%	BBB	54,736

46,801	Morgan Stanley Capital Trust III	6.250%	BBB	1,130,244

179,600	Morgan Stanley Capital Trust IV	6.250%	BBB	4,328,360

1,900	Morgan Stanley Capital Trust V	5.750%	Baa2	45,277

177,810	Morgan Stanley Capital Trust VI	6.600%	BBB	4,450,584

287,440	Morgan Stanley Capital Trust VII	6.600%	BBB	7,117,014

126,621	Morgan Stanley Capital Trust VIII	6.450%	BBB	3,136,402
	Total Capital Markets			50,714,243
	Commercial Banks – 14.9%

195,958	Banco Santander Finance	10.500%	A–	5,541,692

209,704	Barclays Bank PLC	8.125%	A–	5,437,625

71,669	Barclays Bank PLC	7.750%	A–	1,817,526

465,250	Cobank Agricultural Credit Bank, 144A	7.000%	A	21,038,047

107,000	Cobank Agricultural Credit Bank	11.000%	A	5,864,938

95,967	Fifth Third Capital Trust V	4.250%	Baa3	2,381,901

357,244	Fifth Third Capital Trust VI	7.250%	Baa3	8,827,499

220,819	Fifth Third Capital Trust VII	8.875%	Baa3	5,809,748

10,000	Fleet Capital Trust IX	6.000%	Baa3	239,500

500	HSBC Finance Corporation	6.000%	A	12,570

17,633	HSBC Holdings PLC	8.125%	A–	483,321

433,483	HSBC Holdings PLC, (3)	8.000%	A–	11,695,371

60,000	HSBC Holdings PLC	6.200%	A–	1,464,000

6,625	HSBC USA Inc.	4.500%	A3	159,464

6,899	KeyCorp Capital Trust V	5.875%	Baa3	164,955

55,813	KeyCorp Capital Trust IX	6.750%	Baa3	1,391,976

289,445	KeyCorp Capital Trust X	8.000%	Baa3	7,380,848

157,173	KeyCorp Capital VIII	7.000%	Baa3	3,971,762

272,300	National City Capital Trust II	6.625%	BBB	6,782,993

14,863	National City Capital Trust III	6.625%	BBB	371,426

60,357	USB Capital Trust XI	6.600%	A2	1,519,789

26,547	USB Capital XII	6.300%	A2	668,453

50,000	Wachovia Capital Trust IV	6.375%	A–	1,244,500

38,031	Wachovia Capital Trust IX	6.375%	A–	952,677

3,392	Wachovia Capital Trust X	7.850%	A–	89,549

845	Wells Fargo & Company	8.000%	A–	23,094
	Total Commercial Banks			95,335,224

10	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Consumer Finance – 0.5%

29,250	Heller Financial Inc.	6.687%	A+	$2,815,313

8,002	HSBC Finance Corporation	6.360%	BBB	189,967
	Total Consumer Finance			3,005,280
	Diversified Financial Services – 13.4%

19,850	BAC Capital Trust VIII	6.000%	Baa3	474,415

2,829	BAC Capital Trust X	6.250%	Baa3	67,415

2,172	BAC Capital Trust XII	6.875%	Baa3	54,691

12,000	Bank of America Corporation	8.625%	BB	315,000

50,000	Bank of America Corporation	6.204%	BB	1,107,500

26,919	Citigroup Capital Trust IX	6.000%	Ba1	616,983

174,260	Citigroup Capital Trust VII	7.125%	Ba1	4,321,648

45,655	Citigroup Capital Trust VIII	6.950%	Ba1	1,108,047

2,417	Citigroup Capital Trust XI	6.000%	Ba1	56,437

7,847	Citigroup Capital Trust XII	8.500%	Ba1	207,239

19,617	Citigroup Capital X	6.100%	Ba1	456,095

265,000	Citigroup Capital XIII	7.875%	Ba1	6,625,000

44,255	Citigroup Capital XV	6.500%	Ba1	1,047,958

14,002	Citigroup Capital XVI	6.450%	Ba1	322,326

32,577	Citigroup Capital XVII	6.350%	Ba1	755,786

33,500	Citigroup Capital XIX	7.250%	Ba1	832,475

5,400	Citigroup Capital XX	7.875%	Ba1	138,780

494,140	Countrywide Capital Trust III	7.000%	Baa3	12,170,668

303,598	Countrywide Capital Trust IV	6.750%	Baa3	7,313,676

20,000	Dayton Power & Light Company, SATURNS	8.000%	BBB	519,000

93,120	Fleet Capital Trust VIII	7.200%	Baa3	2,329,862

300	General Electric Capital Corporation	6.625%	AA+	7,779

500	General Electric Capital Corporation	6.000%	AA+	13,005

421,431	ING Groep N.V.	8.500%	Ba1	10,944,563

245,709	ING Groep N.V.	7.375%	Ba1	5,965,815

78,861	ING Groep N.V.	7.200%	Ba1	1,900,550

58,482	ING Groep N.V.	7.050%	Ba1	1,398,889

79,015	ING Groep N.V.	6.375%	Ba1	1,770,726

108,031	ING Groep N.V.	6.200%	Ba1	2,432,858

6,281	ING Groep N.V.	6.125%	Ba1	141,071

3,573	JP Morgan Chase Capital Trust XI	5.875%	A2	88,646

376	JP Morgan Chase Capital Trust XIX, Series S	6.625%	A2	9,644

714	JP Morgan Capital Trust XXIV	6.875%	A2	18,750

595,600	JP Morgan Chase Capital Trust XXIX	6.700%	A2	15,128,240

76,800	MBNA Capital E	8.100%	Baa3	1,953,792

92,960	MBNA Corporation, Capital Trust D	8.125%	Baa3	2,355,606

1,600	Merrill Lynch Capital Trust II	6.450%	Baa3	38,480

47,763	Merrill Lynch Capital Trust III	7.375%	Baa3	1,222,255
	Total Diversified Financial Services			86,231,670

Nuveen Investments	11

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2010

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 0.8%

895	American Electric Power	8.750%	Baa3	$25,803

6,928	DTE Energy Trust I	7.800%	Baa3	180,197

100	DTE Energy Trust II	7.500%	Baa3	2,581

25,783	Entergy Texas Inc.	7.875%	BBB+	760,341

1,200	FPL Group Capital Inc.	7.450%	BBB	33,252

9,700	FPL Group Capital Inc.	6.600%	BBB	253,461

8,000	Georgia Power Company	6.500%	BBB+	847,000

56,136	PPL Capital Funding, Inc.	6.850%	BBB–	1,484,236

53,000	PPL Electric Utilities Corporation	6.250%	BBB	1,323,346
	Total Electric Utilities			4,910,217
	Insurance – 9.6%

48,366	Aegon N.V.	6.875%	BBB	1,158,366

73,646	Aegon N.V.	6.500%	BBB	1,717,425

485,699	Aegon N.V.	6.375%	BBB	11,355,643

473,021	Aegon N.V.	7.250%	BBB	11,688,349

806,991	Allianz SE	8.375%	A+	21,990,505

12,437	Arch Capital Group Limited, Series B	7.875%	BBB	318,387

303,241	Assured Guaranty Municipal Holdings	6.875%	A+	7,562,831

62,712	Assured Guaranty Municipal Holdings	6.250%	A+	1,474,359

35,588	Assured Guaranty Municipal Holdings	5.600%	A+	749,127

5,000	Endurance Specialty Holdings Limited	7.750%	BBB–	129,850

2,100	MetLife Inc., Series B	6.500%	Baa2	51,765

1,200	PLC Capital Trust III	7.500%	BBB	30,276

17,475	PLC Capital Trust IV	7.250%	BBB	436,875

3,319	Principal Financial Group	6.518%	Baa3	82,643

6,250	Principal Financial Group	5.563%	Baa3	533,008

8,947	Protective Life Corporation	7.250%	BBB	222,780

199	Prudential Financial Inc.	9.000%	BBB+	5,675

820	Prudential Financial Inc.	6.750%	A–	20,590

18,187	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	426,849

45,728	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	1,139,542

14,123	Selective Insurance Group	7.500%	Baa3	352,793
	Total Insurance			61,447,638
	Multi-Utilities – 0.3%

59,165	Dominion Resources Inc.	8.375%	BBB	1,722,293

13,300	Xcel Energy Inc.	7.600%	BBB	366,548
	Total Multi-Utilities			2,088,841
	Real Estate Investment Trust – 0.9%

1,131	Duke Realty Corporation, Series L	6.600%	Baa3	26,997

220	Duke Realty Corporation, Series O	8.375%	Baa3	5,764

6,700	Duke-Weeks Realty Corporation	6.625%	Baa3	161,336

105,559	Harris Preferred Capital Corporation, Series A	7.375%	A–	2,676,976

539	Kimco Realty Corporation, Series G	7.750%	Baa2	13,809

5,000	PS Business Parks, Inc.	7.000%	Baa3	125,650

12	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Real Estate Investment Trust (continued)

8,680	Public Storage, Inc., Series K	7.250%	Baa1	$219,691

30,390	Public Storage, Inc., Series W	6.500%	Baa1	757,623

18,376	Vornado Realty LP	7.875%	BBB	491,007

8,930	Vornado Realty Trust	6.750%	BBB–	222,179

32,600	Wachovia Preferred Funding Corporation	7.250%	A–	842,385
	Total Real Estate Investment Trust			5,543,417
	Thrifts & Mortgage Finance – 0.2%

55,900	Sovereign Capital Trust V	7.750%	BBB+	1,428,246
	Total $25 Par (or similar) Preferred Securities (cost $260,684,223)			310,704,776

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 1.0%

	California – 0.2%

$385	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14	No Opt. Call	N/R	$381,081

200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13, 144A	No Opt. Call	N/R	204,248

200	Long Beach, California, Senior Airport Revenue Bonds, Federally Taxable – Build America Bonds, Series 2009C, 7.765%, 6/01/39	12/19 at 100.00	A2	212,546

200	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Build America Bonds Series 2009, 7.230%, 8/01/39	8/19 at 100.00	Aa2	211,462
985	Total California			1,009,337
	Florida – 0.3%

255	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Build America Bond Series 2009B, 6.910%, 7/01/39	7/19 at 100.00	AA	272,919

190	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	189,428

200	Orlando, Florida, Capital Improvement Special Revenue Bonds, 200C, 7.100%, 10/01/39	10/19 at 100.00	Aa2	216,578

250	Pasco County, Florida, Water and Sewer Revenue Bonds, Build America Bonds Series 2009B, 6.760%, 10/01/39	No Opt. Call	AA	270,105

200	Seacoast Utility Authority, Florida, Water and Sewer Utility System Revenue Bonds, Taxable Build America, Series 2009B, 6.680%, 3/01/39	3/20 at 100.00	Aa3	207,480

445	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20, 144A	No Opt. Call	BBB	418,554

200	South Broward Hospital District, Florida, Revenue Bonds, Build America Taxable Bonds, Series 2009B, 7.278%, 5/01/44	5/19 at 100.00	AA–	213,214
1,740	Total Florida			1,788,278
	Hawaii – 0.0%

200	Honolulu City and County, Hawaii, General Obligation Bonds, Build America Bonds, Series 2009E, 6.300%, 9/01/34	9/19 at 100.00	Aa1	212,162
	Idaho – 0.0%

75	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008B, 7.500%, 6/01/12	No Opt. Call	BBB	74,558
	Louisiana – 0.0%

195	Carter Plantation Land Louisiana, Revenue Bonds, 9.000%, 7/01/17, 144A (5),(6)	12/10 at 100.00	N/R	98,259

Nuveen Investments	13

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value
	Michigan – 0.1%

$200	Croswell & Lexington Community Schools, Michigan, General Obligation Bonds, School Building & Site Series 2009, 6.050%, 5/01/29	5/19 at 100.00	AA–	$203,468

1,500	Lansing Tax Increment Finance Authority, Michigan, Tax Increment Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 5/01/31	5/19 at 38.12	AA+	324,195
1,700	Total Michigan			527,663
	Missouri – 0.0%

200	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Prairie State Project, Federally Taxable Build America Bonds – Direct Pay, Series 2009A, 6.890%, 1/01/42	1/19 at 100.00	A3	223,860
	Nevada – 0.0%

200	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	209,550
	New Jersey – 0.0%

200	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build America Bond Series 2009A-5, 7.000%, 11/01/38	No Opt. Call	A–	222,872
	Ohio – 0.2%

200	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project, Taxable Build America Bonds, Series 2009C, 6.553%, 2/15/39	2/19 at 100.00	A1	212,092

200	Berea City School District, County, Ohio, Certificates of Participartion, Build America Bonds, Series 2009B, 7.250%, 10/01/39	10/19 at 100.00	A1	210,242

250	Cuyahoga County, Ohio, Hospital Revenue, MetroHealth System, Series 2010, 8.223%, 2/15/40	No Opt. Call	A2	279,145

200	Edgewood City School District, Counties of Butler and Preble, Ohio, School Improvement General Obligation Bonds, Build America Bonds, Series 2009, 7.500%, 12/01/37	No Opt. Call	Aa3	217,952

200	Hamilton, Ohio, Electric System Revenue Bonds, Build America Bonds Series 2009B, 6.600%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa3	216,786
1,050	Total Ohio			1,136,217
	Texas – 0.1%

600	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008B, 10.000%, 8/15/18	No Opt. Call	BB+	580,950

100	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	100,673

200	North Texas Tollway Authority, System Revenue Bonds, Taxble Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A2	220,442
900	Total Texas			902,065
	Virginia – 0.0%

200	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Raod Revenue Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	208,218
	Washington – 0.1%

520	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Fuels Inc., Series 2007H, 10.000%, 12/01/11 (6)	No Opt. Call	N/R	482,497
$8,165	Total Taxable Municipal Bonds (cost $6,990,196)			7,095,536

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 1.5%

	Insurance – 1.5%

$1,500	Nationwide Mutual Insurance Company, 144A	7.875%	4/01/33	A–	$1,578,321

6,210	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	7,353,615

700	QBE Insurance Group Limited, 144A	9.750%	3/14/14	A	847,459
8,410	Total Insurance				9,779,395
$8,410	Total Corporate Bonds (cost $8,725,105)				9,779,395

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 48.2%

	Capital Markets – 2.2%

250	BNY Institutional Capital, 144A	7.780%	12/01/26	A1	$255,900

6,500	Goldman Sachs Group, Inc.	6.345%	2/15/34	A3	6,284,538

6,549	Schwab Capital Trust I	7.500%	11/15/37	BBB+	6,733,498

1,000	State Street Capital Trust	8.250%	3/15/11	BBB+	1,026,140
14,299	Total Capital Markets				14,300,076
	Commercial Banks – 14.6%

3,000	Abbey National Capital Trust I	8.963%	6/30/30	A–	3,273,267

1,650	AgFirst Farm Credit Bank, 144A	7.300%	12/15/53	A	1,446,374

800	Banco Santander Finance	10.500%	9/29/49	A–	908,624

8,330	Barclays Bank PLC	6.278%	12/15/34	A–	7,455,350

5,000	BB&T Capital Trust IV	6.820%	6/12/37	A3	5,018,750

900	BBVA Bancomer Texas, 144A	7.250%	4/22/20	A3	969,068

2,340	BNP Paribas, 144A	7.195%	12/25/37	A	2,340,000

2,000	Credit Agricole, S.A, 144A	8.375%	12/31/49	A–	2,150,000

1,000	Credit Agricole, S.A	9.750%	12/26/54	A–	1,084,000

5,500	First Empire Capital Trust I	8.234%	2/01/27	Baa2	5,355,471

3,380	HVB Funding Trust III, 144A	9.000%	10/22/31	BBB	3,380,000

1,000	NB Capital Trust IV	8.250%	4/15/27	Baa3	1,032,500

16,200	PNC Preferred Funding Trust III, 144A	8.700%	3/15/13	BBB	17,081,312

4,750	Rabobank Nederland, 144A	11.000%	6/30/19	AA–	6,193,283

1,000	Societe Generale	8.750%	10/07/49	BBB+	1,054,700

2,480	Sovereign Capital Trust VI	7.908%	6/13/36	BBB+	2,323,983

3,200	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	3,117,066

2,000	Union State Capital Trust I	9.580%	2/01/27	N/R	2,016,774

2,050	Wachovia Capital Trust V, 144A	7.965%	6/01/27	A–	2,093,788

18,368	Wells Fargo & Company, Series K	7.980%	9/15/99	A–	19,424,160

5,833	Wells Fargo Capital Trust XIII	7.700%	3/26/13	A–	6,080,903
90,781	Total Commercial Banks				93,799,373
	Consumer Finance – 1.9%

11,900	Capital One Capital III Corporation	7.686%	8/15/36	Baa3	12,197,500

Nuveen Investments	15

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2010

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 5.8%

8,710	Citigroup Capital XXI	8.300%	12/21/37	Ba1	$9,189,050

25,355	JPMorgan Chase & Company	7.900%	4/30/18	BBB+	27,263,496

1,000	Republic New York Capital I	7.750%	11/15/26	A–	1,022,348
35,065	Total Diversified Financial Services				37,474,894
	Electric Utilities – 0.1%

500	FPL Group Capital Inc.	6.350%	10/01/16	BBB	475,578
	Industrial Conglomerates – 0.2%

1,000	GE Capital Trust I	6.375%	11/15/17	Aa3	1,001,250
	Insurance – 20.2%

1,300	Ace Capital Trust II	9.700%	4/01/30	Baa1	1,614,782

7,010	AXA SA, 144A	6.379%	12/14/36	Baa1	6,151,275

94	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	8,403,736

7,620	Catlin Insurance Company Limited, 144A	7.249%	1/19/17	BBB+	6,248,400

10,195	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	9,430,375

15,000	Financial Security Assurance Holdings, 144A	6.400%	12/15/36	A–	10,350,000

5,934	Genworth Financial Inc.	6.150%	11/15/16	BB+	4,546,928

9,900	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	10,073,250

4,000	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	4,760,000

4,550	Lincoln National Corporation	7.000%	5/17/16	BBB	4,322,500

3,000	Lincoln National Corporation	6.050%	4/20/17	BBB	2,647,500

9,796	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	11,608,260

6,115	MetLife Inc.	10.750%	8/01/69	BBB	7,954,288

10,847	National Financial Services Inc.	6.750%	5/15/37	Baa2	9,485,973

7,090	Prudential Financial Inc.	8.875%	6/15/18	BBB+	7,976,250

4,430	Reinsurance Group of America Inc.	6.750%	12/15/65	BBB–	3,903,619

3,000	StanCorp Financial Group Inc.	6.900%	6/01/17	BBB	2,741,034

9,455	Swiss Re Capital I, 144A	6.854%	5/25/16	A–	8,851,252

4,000	Symetra Financial Corporation, 144A	8.300%	10/15/37	BB+	3,625,000

6,000	XL Capital Ltd	6.500%	10/15/57	BBB–	5,010,000
129,336	Total Insurance				129,704,422
	U.S. Agency – 3.2%

20	Farm Credit Bank of Texas	10.000%	12/15/60	A3	20,322,654
	Total Capital Preferred Securities (cost $280,125,656)				309,275,747
	Total Investments (cost $556,525,180) – 99.2%				636,855,454
	Other Assets Less Liabilities – 0.8%				4,864,750
	Net Assets – 100%				$641,720,204

16	Nuveen Investments

Investments in Derivatives

Forward Swaps outstanding at September 30, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$12,000,000	Receive	3-Month USD-LIBOR	3.488%	Semi-Annually	10/14/11	10/14/40	$32,474

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

SATURNS	Structured Asset Trust Unit Repackaging.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities

September 30, 2010

Assets
Investments, at value (cost $556,525,180)	$636,855,454
Unrealized appreciation on forward swaps	32,474
Receivables:
Dividends	1,334,163
Interest	6,275,323
Investments sold	3,882,018
Shares sold	15,657,302
Other assets	2,395
Total assets	664,039,129
Liabilities
Cash overdraft	11,496,481
Payables:
Dividends	1,769,691
Investments purchased	6,625,000
Shares redeemed	1,681,700
Accrued expenses:
Management fees	235,279
12b-1 distribution and service fees	114,330
Other	396,444
Total liabilities	22,318,925
Net assets	$641,720,204
Class A Shares
Net assets	$185,971,732
Shares outstanding	10,945,699
Net asset value per share	$16.99
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$17.84
Class C Shares
Net assets	$97,316,046
Shares outstanding	5,725,121
Net asset value and offering price per share	$17.00
Class R3 Shares
Net assets	$61,594
Shares outstanding	3,601
Net asset value and offering price per share	$17.10
Class I Shares
Net assets	$358,370,832
Shares outstanding	21,090,469
Net asset value and offering price per share	$16.99
Net Assets Consist of:
Capital paid-in	$546,682,136
Undistributed (Over-distribution of) net investment income	(828,211)
Accumulated net realized gain (loss)	15,503,531
Net unrealized appreciation (depreciation)	80,362,748
Net assets	$641,720,204
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations

Year Ended September 30, 2010

Investment Income
Dividends	$20,186,172
Interest	14,179,385
Total investment income	34,365,557
Expenses
Management fees	3,078,461
12b-1 service fees – Class A	306,776
12b-1 distribution and service fees – Class C	738,505
12b-1 distribution and service fees – Class R3	275
Shareholders’ servicing agent fees and expenses	300,529
Custodian’s fees and expenses	100,617
Trustees’ fees and expenses	10,595
Professional fees	143,537
Shareholders’ reports – printing and mailing expenses	118,507
Federal and state registration fees	117,756
Other expenses	22,388
Total expenses before custodian fee credit and expense reimbursement	4,937,946
Custodian fee credit	(91)
Expense reimbursement	(881,612)
Net expenses	4,056,243
Net investment income	30,309,314
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	27,616,437
Futures contracts	(44,310)
Change in net unrealized appreciation (depreciation) of:
Investments	35,553,087
Forward swaps	32,474
Futures contracts	(101,585)
Net realized and unrealized gain (loss)	63,056,103
Net increase (decrease) in net assets from operations	$93,365,417

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets

	Year Ended 9/30/10	Nine Months Ended 9/30/09	Year Ended 12/31/08
Operations
Net investment income	$30,309,314	$9,187,655	$3,535,044
Net realized gain (loss) from:
Investments	27,616,437	(5,155,748)	(6,250,471)
Futures	(44,310)	(160,241)	110,401
Change in net unrealized appreciation (depreciation) of:
Investments	35,553,087	55,164,522	(8,580,750)
Forward swaps	32,474	—	—
Futures	(101,585)	35,340	66,245
Net increase (decrease) in net assets from operations	93,365,417	59,071,528	(11,119,531)
Distributions to Shareholders
From net investment income:
Class A	(8,823,737)	(3,954,148)	(355,033)
Class C	(4,793,553)	(1,466,076)	(92,502)
Class R3	(3,823)	—	N/A
Class I (1)	(17,275,636)	(4,515,472)	(3,062,416)
Return of capital:
Class A	—	—	(39,419)
Class C	—	—	(10,312)
Class R3	—	—	N/A
Class I (1)	—	—	(340,963)
Decrease in net assets from distributions to shareholders	(30,896,749)	(9,935,696)	(3,900,645)
Fund Share Transactions
Proceeds from sale of shares	487,260,177	198,439,758	71,899,868
Proceeds from shares issued to shareholders due to reinvestment of distributions	15,884,319	5,060,983	1,040,675
	503,144,496	203,500,741	72,940,543
Cost of shares redeemed	(183,288,380)	(60,786,567)	(10,955,497)
Net increase (decrease) in net assets from Fund share transactions	319,856,116	142,714,174	61,985,046
Net increase (decrease) in net assets	382,324,784	191,850,006	46,964,870
Net assets at the beginning of period	259,395,420	67,545,414	20,580,544
Net assets at the end of period	$641,720,204	$259,395,420	$67,545,414
Undistributed (Over-distribution of) net investment income at the end of period	$(828,211)	$(774,602)	$15,345

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A – Fund did not issue Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

20	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances, the Fund invests at least 80% of its net assets in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to all forms of the company’s debt, including both senior and subordinated debt; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks and potential rewards of investing in both equity funds and bond funds. The Fund invests primarily in fully taxable preferred securities (i.e., securities that do not qualify for the dividends received deduction). The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” securities. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund may invest up to 15% of its net assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). The Fund may also invest in forwards, futures, options and swap contracts, or other derivative financial instruments including credit default swaps.

During the fiscal period ended September 30, 2009, the Fund’s Board of Trustees approved a change in the Fund’s fiscal and tax year ends from December 31 to September 30.

On September 29, 2009, the Fund issued Class R3 Shares. Effective January 30, 2010, the Fund began issuing Class R3 Shares to certain retirement plans. At September 30, 2010, all outstanding Class R3 Shares were owned by the Adviser.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. All securities mentioned above are generally classified as Level 1.

Prices of fixed-income securities and forward swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act or 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of

Nuveen Investments	21

Notes to Financial Statements (continued)

factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2010, the Fund had no outstanding when-issued/delayed purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period October 1, 2009 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Fund declares dividends from its net investment income daily and continues to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Forward Swap Contracts

The Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date

22	Nuveen Investments

increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Fund invested in forward interest rate swap transactions during the fiscal year ended September 30, 2010.

The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended September 30, 2010, was 2,400,000. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Futures Contracts

The Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the fiscal year ended September 30, 2010, was 5. The average number of contracts outstanding is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the end of the fiscal period. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	23

Notes to Financial Statements (continued)

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period October 1, 2009 through March 31, 2010, income and expenses of the Fund that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$256,292,621	$363,687,902	$—	$619,980,523
Taxable Municipal Bonds	—	6,997,277	98,259	7,095,536
Corporate Bonds	—	9,779,395	—	9,779,395
Derivatives:
Forward Swaps**	—	32,474	—	32,474
Total	$256,292,621	$380,497,048	$98,259	$636,887,928
*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.
**	Represents net unrealized appreciation (depreciation).

24	Nuveen Investments

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Taxable Municipal Bonds
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	98,259
Balance at the end of year	$98,259

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $(13,905) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of September 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$32,474	Unrealized depreciation on forward swaps*	$—
*	Represents cumulative unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Interest Rate	$(44,310)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps
Risk Exposure
Interest Rate	$32,474

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Interest Rate	$(101,585)

Nuveen Investments	25

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/10		Nine Months Ended 9/30/09		Year Ended 12/31/08
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,305,157	$132,367,999	7,392,665	$86,106,998	2,293,754	$26,123,279
Class B	N/A	N/A	N/A	N/A	—	—
Class C	3,332,052	52,491,909	2,951,340	36,370,246	538,244	6,214,381
Class R3	—	—	3,360	50,000	N/A	N/A
Class I	19,206,089	302,400,269	6,088,959	75,912,514	2,530,870	39,562,208
Shares issued to shareholders due to reinvestment of distributions:
Class A	309,962	4,904,360	158,894	1,979,343	16,592	194,768
Class B	N/A	N/A	N/A	N/A	318	5,496
Class C	173,117	2,735,880	55,612	696,869	4,494	54,997
Class R3	241	3,823	—	—	N/A	N/A
Class I	521,058	8,240,256	196,138	2,384,771	57,175	785,414
	31,847,676	503,144,496	16,846,968	203,500,741	5,441,447	72,940,543
Shares redeemed:
Class A	(4,051,685)	$(63,314,298)	(3,075,410)	$(38,757,840)	(423,124)	$(4,520,859)
Class B	N/A	N/A	N/A	N/A	(14,780)	(253,326)
Class C	(1,086,344)	(17,236,285)	(246,900)	(2,853,301)	(10,956)	(123,500)
Class R3	—	—	—	—	N/A	N/A
Class I	(6,558,162)	(102,737,797)	(1,652,818)	(19,175,426)	(463,163)	(6,057,812)
	(11,696,191)	(183,288,380)	(4,975,128)	(60,786,567)	(912,023)	(10,955,497)
Net increase (decrease)	20,151,485	$319,856,116	11,871,840	$142,714,174	4,529,424	$61,985,046
N/A –	The Fund did not issue Class R3 Shares prior to September 29, 2009. Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2010, aggregated $630,655,101 and $308,092,307, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$557,321,104
Gross unrealized:
Appreciation	$80,796,503
Depreciation	(1,262,153)
Net unrealized appreciation (depreciation) of investments	$79,534,350

Permanent differences, primarily due to federal taxes paid and complex securities character adjustments resulted in reclassifications among the Fund’s components of net assets at September 30, 2010, the Fund’s tax year-end, as follows:

Capital paid in	$(4,001)
Undistributed (over-distribution of) net investment income	533,826
Accumulated net realized gain (loss)	(529,825)

26	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$13,398,169
Undistributed net long-term capital gains	5,048,494
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2010, September 30, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Year ended September 30, 2010
Distributions from net ordinary income*	$29,805,489
Distributions from net long-term capital gains	—
Return of capital	—

Nine months ended September 30, 2009
Distributions from net ordinary income*	$9,257,563
Distributions from net long-term capital gains	—
Return of capital	—

Year ended December 31, 2008
Distributions from net ordinary income*	$3,509,653
Distributions from net long-term capital gains	—
Return of capital	390,694
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the tax year ended September 30, 2010, the Fund utilized $5,427,054 of capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amounts of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*

The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes

Nuveen Investments	27

Notes to Financial Statements (continued)

the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of September 30, 2010, the complex-level fee rate was .1822%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .70% for the period October 1, 2009 through April 30, 2010, .75% through May 31, 2011 and 1.25% after May 31, 2011, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended September 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$964,280
Paid to financial intermediaries (Unaudited)	871,369

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$639,907

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2010, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$557,365

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained $49,947 CDSC (Unaudited) on share redemptions during the fiscal year ended September 30, 2010.

At September 30, 2010, the Adviser owned 1,671, 1,625, 3,601 and 3,352 shares of Class A, C, R3 and I, respectively.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

28	Nuveen Investments

Financial Highlights

Nuveen Investments	29

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/06)
Year Ended 9/30:
2010	$14.73	$1.11	$2.28	$3.39	$(1.13)	$—	$—	$(1.13)	$16.99	23.84%
2009(d)	11.76	.84	3.00	3.84	(.87)	—	—	(.87)	14.73	35.29
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76	(24.67)
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98	(10.12)
2006(e)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class C (12/06)
Year Ended 9/30:
2010	14.74	1.00	2.28	3.28	(1.02)	—	—	(1.02)	17.00	22.94
2009(d)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74	34.48
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77	(25.13)
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96	(10.85)
2006(e)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class R3 (9/09)
Year Ended 9/30:
2010	14.82	1.08	2.30	3.38	(1.10)	—	—	(1.10)	17.10	23.59
2009(g)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82	(.40)
Class I (12/06)(f)
Year Ended 9/30:
2010	14.72	1.16	2.28	3.44	(1.17)	—	—	(1.17)	16.99	24.23
2009(d)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72	35.48
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76	(24.45)
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98	(9.91)
2006(e)	20.00	.04	(.03)	.01	—	—	—	—	20.01	.05

30	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$185,972	1.16%		6.87%		.95%		7.07%		72%
93,983	1.47	*	8.58	*	.94	*	9.11	*	30

22,420	1.64		10.32		.95		11.02		99
321	2.50		4.23		1.13		5.60		179
275	18.18	*	(12.06	)*	1.23	*	4.88	*	0

97,316	1.91		6.13		1.70		6.34		72
48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

6,429	2.32		8.90		1.70		9.52		99
245	3.29		3.39		1.89		4.79		179
275	18.93	*	(12.82	)*	1.99	*	4.12	*	0

62	1.42		6.59		1.20		6.81		72
50	1.37	*	11.62	*	1.20	*	11.79	*	30

358,371	.91		7.16		.70		7.37		72
116,643	1.21	*	9.12	*	.69	*	9.64	*	30

38,697	1.26		7.57		.69		8.14		99
19,769	1.80		5.28		.78		6.30		179
4,178	17.92	*	(11.81	)*	.98	*	5.13	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the nine months ended September 30, 2009.
(e)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	205
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	205
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	205
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	205
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	205
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	205

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	205
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	205
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	205
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	205

Nuveen Investments	33

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	205
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	205
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	205
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	205
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	205
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

34	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (the “Fund Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreement, the Independent Board Members reviewed a broad range of information relating to the Fund and the Fund Adviser, including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreement, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreement. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Fund Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Fund Adviser’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Adviser

The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that the Fund outperformed its benchmark for the short-term one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that the Fund had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe. Notwithstanding the foregoing, the Independent Board Members recognized that the Fund received significant management fee waivers and/or expense reimbursements and that the Fund’s temporary expense cap would be extended but at a higher rate similar to its peer.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Fund Adviser to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

36	Nuveen Investments

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Fund Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members noted that the Fund Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Fund Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreement are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement be renewed.

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

40	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen Preferred Securities Fund	15.11%	37.05%

Additionally, the Fund hereby designates 41.62% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2010.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	41

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV5-0910P

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking current income and capital appreciation.

Annual Report

September 30, 2010

Nuveen NWQ Preferred Securities Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Fund included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery.

In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy.

Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen

Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 22, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen NWQ Preferred Securities Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. The team is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002. Here Michael discusses economic and market conditions, the Fund’s performance and its investment strategy for the period from its inception on December 9, 2009, through September 30, 2010.

What were the general market conditions throughout the reporting period?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to its record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S gross domestic product achieved a preliminary growth rate of 2.0% on an annualized basis, the fifth consecutive quarter of positive growth and the first time this has been achieved since 2007-2008. The housing market also saw some improvement, with the average home price in the Standard & Poor’s/Case-Shiller index rising 1.7% over the twelve months ended August 2010 (the most recent data available at the time this report was produced). This put home prices nationally up 6.7% from their low point in April 2009 and back to levels on par with those of late 2003. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.1% year-over-year as of September 2010. However, unemployment remained at historically high levels. As of September 2010, the national unemployment rate was 9.6%, down from 9.8% in September 2009.

In our opinion, the most important developments during the period for the preferred/ hybrid market were regulatory in nature. During the latter part of second quarter of 2010, the markets digested new domestic financial regulations. While parts of these new regulations are likely to require banks to hold larger absolute amounts of capital, other provisions address the ‘quality’ of the capital on banks’ balance sheets. In their current form, these new rules will slowly phase-out the ability of large banks (those over

2	Nuveen Investments

$15 billion in size) to include certain types of preferred securities in their Tier-1 capital calculations. This could negatively impact demand for preferred securities, causing their prices to fall.

The major headline of the third quarter was the release of the ‘Basel III’ international bank capital standards, which also may have some negative impact on the demand for certain types of preferred securities. While U.S. regulators have not fully committed to Basel standards in the past, it is our opinion that there may be a significant effort to harmonize the domestic and international provisions going forward.

How did the Fund perform during the period from its inception through September 30, 2010?

The table on page five provides performance information for the Fund for the period from its inception on December 9, 2009, through September 30, 2010. Over this period, the Fund’s Class A shares at net asset value outperformed the comparative market index and the relevant Lipper group average.

What strategies were used to manage the Fund during the reporting period, and how did this affect performance?

As we continued the initial invest up of the Fund, the NWQ fixed-income team sought to meet the Fund’s investment objective to provide current income and capital appreciation by investing primarily in preferred securities. However, the Fund also may invest up to 20% of its net assets in non-preferred securities, including common stock, convertible debt securities, corporate debt securities, mortgage-backed securities and U.S. Government and agency debt securities. The Fund may invest up to 50% of its net assets in below investment-grade securities. Although the Fund invests primarily in securities issued by U.S. companies, it may invest up to 40% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies.

To meet the Fund’s objectives, we employ a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics. Our investment process focuses on both equity and fixed-income characteristics of a security, while considering the relative attractiveness of a particular security within a company’s capital structure. We may choose to sell securities or reduce positions if we feel that a company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts, if we identify better alternatives within a company’s capital structure, or if a company suspends or is projected to suspend its dividend or interest payments.

While the Fund’s performance outpaced the comparative index for the abbreviated reporting period, the Fund’s return was hampered due to our substantial underweighting in bank preferred securities and overweighting in utility names. While our bank sector picks outperformed the index’s banking constituents, the bank sector as a whole posted a strong gain. Likewise, our utility names generally outperformed the sectors holdings, but the sector was the worst performer in the benchmark.

Nuveen Investments	3

Standout performers for the period included Barclays Bank PLC, a diversified banking and financial services group. The company’s principal activities include retail and corporate banking, investment banking, treasury services, consumer finance, and insurance. Another strong contributor to performance was Allianz SE. This company, headquartered in Munich, Germany, offers property and casualty, life and health, credit, motor vehicle and travel insurance, and fund management services. Also, our Bank of America position was a strong performer for the period. Bank of America accepts deposits and offers banking, investing, asset management, and other financial and risk-management products and services. The company has a mortgage lending subsidiary, and an investment banking and securities brokerage subsidiary.

Both Barclays and Allianz performed well due to the recovery in valuations of European financials after the sovereign debt crisis had been brought under control. Bank of America has made strides in reducing risk within its portfolio, strengthening its balance sheet, and has experienced less credit deterioration in its lending portfolio.

Several holdings detracted from performance. Our Heller Financial preferred position hurt performance due to selling pressure as investors took profits. Heller is a unit of GE Capital. Additionally, the position in American Financial Group negatively impacted performance as new supply put pressure on the market. American Financial Group provides multi-line property and casualty insurance, sells tax-deferred annuities and certain life and supplemental health insurance products.

During the period, we made two purchases in REIT names, including Kimco and Apartment Investment Group, as well as two purchases in the insurance sector, Axis Capital and Aspen Insurance. These purchases were made due to their attractive yield and positive fundamental outlook.

We reduced our European holdings as those securities’ prices recovered from the Greek debt crisis. We sold our Barclays holding and some of our Banco Santander position as they appeared fully valued. Additionally, we eliminated our position in Sallie Mae (SLMA) ‘baby’ bond as the operating results for their student loan serving business began to deteriorate.

4	Nuveen Investments

1	The Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The return shown assumes reinvestment of dividends and distributions, and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

2	The Lipper Corporate Debt BBB-Rated Funds Average compares funds invested primarily in corporate and government debt issues rated in the top four grades. The return shown assumes reinvestment of dividends and distributions, and does not reflect any initial or ongoing expenses. You cannot invest directly in an average.

Class A Shares – Cumulative Total Returns as of 9/30/2010

Since Inception (12/09/09)
Nuveen NWQ Preferred Securities Fund
A Shares at NAV	17.46%
A Shares at Offer	11.88%
Merrill Lynch Fixed Rate Preferred Securities Index[1]	15.92%
Lipper Corporate Debt BBB-Rated Funds Average[2]	11.55%

Since inception returns are cumulative.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 4.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

Nuveen NWQ Preferred Securities Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen NWQ Preferred Securities Fund compared with the corresponding index and average. Returns would be different for other share classes. The inception date for the Fund was 12/9/09. The Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The Lipper Corporate Debt BBB-Rated Funds Average compares funds invested primarily in corporate and government debt issues rated in the top four grades. The index and average returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index or average. The Nuveen NWQ Preferred Securities Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

6	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen NWQ Preferred Securities Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Net Asset Value (NAV)	$22.59	$22.55	$22.57	$22.60
Latest Dividend[1]	$0.1225	$0.1085	$0.1180	$0.1270
Inception Date	12/09/09	12/09/09	12/09/09	12/09/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will be available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 9/30/10

A Shares	NAV	Offer
Since Inception	17.46%	11.88%

C Shares	NAV	Offer
Since Inception	16.74%	15.74%

R3 Shares	NAV
Since Inception	17.19%

I Shares	NAV
Since Inception	17.68%
Yields

A Shares	NAV	Offer
Dividend Yield[3]	6.51%	6.20%
30-Day Yield[3]	4.18%	—
SEC 30-Day Yield[3,4]	—	3.98%

C Shares	NAV
Dividend Yield[3]	5.77%
30-Day Yield[3]	3.41%

R3 Shares	NAV
Dividend Yield[3]	6.27%
SEC 30-Day Yield[3]	3.91%

I Shares	NAV
Dividend Yield[3]	6.74%
SEC 30-Day Yield[3]	4.44%

Top Five Issuers[2]:
Citigroup Inc.	7.1%
Flaherty & Crumrine Inc.	4.4%
Protective Life Corporation	4.4%
Wells Fargo and Company	4.4%
Bank of America Corporation	4.4%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,258
Number of Positions/Holdings	39

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.40%	1.00%
Class C	2.15%	1.75%
Class R3	1.65%	1.25%
Class I	1.15%	0.75%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and are based on an estimated $50 million average net assets for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2013. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

3	Dividend yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	7

Fund Spotlight (continued) as of 9/30/10 Nuveen NWQ Preferred Securities Fund

Portfolio Composition[1]
Insurance	30.7%
Commercial Banks	16.9%
Diversified Financial Services	15.6%
Real Estate Investment Trust	7.9%
Investment Companies	4.4%
Consumer Finance	4.2%
Electric Utilities	3.3%
Other	17.0%
1	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

Risk Considerations

An investment in the fund is subject to market risk or the risk that the value of securities in the portfolio will decline. Preferred securities are also subject to interest rate risk, income risk, and credit risk. Because the fund may invest in below investment grade securities, the credit risk is heightened. The fund’s potential investment in mortgage- backed and convertible securities as well as the ability to write covered call options presents additional risks due to fluctuations in interest rates and market volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,061.90	$1,057.50	$1,060.20	$1,062.70	$1,020.16	$1,016.39	$1,018.90	$1,021.41
Expenses Incurred During Period	$5.07	$8.92	$6.35	$3.77	$4.96	$8.74	$6.23	$3.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.73%, 1.23% and .73% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V – Nuveen NWQ Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Preferred Securities Fund (the “Fund”), as of September 30, 2010, and the related statements of operations, changes in net assets and the financial highlights for the period December 9, 2009 (commencement of operations) through September 30, 2010. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen NWQ Preferred Securities Fund at September 30, 2010, and the result of its operations, the changes in its net assets and the financial highlights for the period December 9, 2010 (commencement of operations) through September 30, 2010, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 24, 2010

Nuveen Investments	9

Portfolio of Investments

Nuveen NWQ Preferred Securities Fund

September 30, 2010

Shares	Description (1)			Value

	COMMON STOCKS – 14.0%

	Aerospace & Defense – 1.0%

300	Lockheed Martin Corporation			$21,384
	Commercial Services & Supplies – 1.2%

1,200	Pitney Bowes Inc.			25,656
	Communications Equipment – 1.1%

3,000	Motorola, Inc., (2), (5)			25,590
	Computers & Peripherals – 1.1%

600	Hewlett-Packard Company			25,242
	Diversified Financial Services – 2.4%

14,000	Citigroup Inc., (2), (5)			54,600
	Insurance – 2.7%

2,400	Genworth Financial Inc., Class A, (2), (5)			29,328

1,400	Hartford Financial Services Group, Inc., (5)			32,130
	Total Insurance			61,458
	Metals & Mining – 1.4%

700	Barrick Gold Corporation, (5)			32,403
	Pharmaceuticals – 2.1%

600	Merck & Company Inc.			22,086

1,500	Pfizer Inc.			25,755
	Total Pharmaceuticals			47,841
	Software – 1.0%

900	Microsoft Corporation			22,041
	Total Common Stocks (cost $300,034)			316,215

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 6.4%

	Capital Markets – 1.9%

900	CalEnergy Capital Trust III, Convertible Bond	6.500%	Baa2	$44,145
	Commercial Banks – 4.5%

100	Wells Fargo & Company, Convertible Bond	7.500%	A	100,600
	Total Convertible Preferred Securities (cost $134,356)			144,745

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 72.6%

	Commercial Banks – 12.6%

2,000	Banco Santander Finance	10.500%	A	$56,560

2,500	BB&T Capital Trust VI	9.600%	A3	71,500

3,000	HSBC Holdings PLC	8.000%	A+	80,940

3,000	Zions Bancorporation	9.500%	BB+	76,260
	Total Commercial Banks			285,260
	Consumer Finance – 4.3%

1,000	Heller Financial Inc.	6.687%	A+	96,250
	Diversified Financial Services – 13.4%

1,000	Citigroup Capital Trust VIII	6.950%	Ba1	24,270

2,400	Citigroup Capital Trust XII	8.500%	Ba1	63,384

10	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Diversified Financial Services (continued)

800	Citigroup Capital Trust XIII	7.875%		Ba1	$20,000

4,000	Fleet Capital Trust VIII	7.200%		Baa3	100,080

3,500	JPMorgan Chase Capital Trust XXVIII	7.200%		A2	93,940
	Total Diversified Financial Services				301,674
	Electric Utilities – 3.4%

3,000	BGE Capital Trust II	6.200%		BBB–	75,690
	Insurance – 24.4%

2,500	Allianz SE	8.375%		A+	68,125

2,000	American Financial Group	7.000%		BBB	49,840

3,000	Arch Capital Group Limited	8.000%		BBB	76,650

3,000	Aspen Insurance Holdings Limited	7.401%		BBB–	72,780

3,000	Endurance Specialty Holdings Limited	7.750%		BBB–	77,910

4,000	PLC Capital Trust III	7.500%		BBB	100,920

400	Principal Financial Group	5.563%		BBB	34,113

2,500	Prudential Financial Inc.	9.000%		BBB+	71,300
	Total Insurance				551,638
	Multi-Utilities – 3.2%

2,500	Scana Corporation	7.700%		BBB–	71,100
	Real Estate Investment Trust – 8.0%

2,000	Apartment Investment & Management Company, Series U	7.750%		Ba3	50,740

2,500	Kimco Realty Corporation, Series G	7.750%		Baa2	64,050

2,500	Vornado Realty LP	7.875%		BBB	66,800
	Total Real Estate Investment Trust				181,590
	Wireless Telecommunication Services – 3.3%

3,000	Telephone and Data Systems Inc.	7.600%		Baa2	75,420
	Total $25 Par (or similar) Preferred Securities (cost $1,531,198)				1,638,622

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CAPITAL PREFERRED SECURITIES – 3.9%

	Insurance – 3.9%

1	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	$89,000
	Total Capital Preferred Securities (cost $87,723)				89,000

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 4.5%

6,000	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				$101,400
	Total Investment Companies (cost $78,264)				101,400
	Total Investments (cost $2,131,575) – 101.4%				2,289,982
	Other Assets Less Liabilities – (1.4)%				(32,241)
	Net Assets – 100%				$2,257,741

Nuveen Investments	11

Portfolio of Investments

Nuveen NWQ Preferred Securities Fund (continued)

September 30, 2010

Investments in Derivatives

Call Options Written outstanding as of September 30, 2010:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value

(30)	Motorola Inc.	$(24,000)	10/16/10	$8.0	$(1,710)

(6)	Genworth Financial Inc.	(8,400)	12/18/10	14.0	(261)

(140)	Citigroup Inc.	(56,000)	1/22/11	4.0	(3,710)

(14)	Hartford Financial Services Group, Inc.	(31,500)	1/22/11	22.5	(3,255)

(5)	Barrick Gold Corporation	(23,000)	1/22/11	46.0	(1,650)

(2)	Barrick Gold Corporation	(9,800)	1/22/11	49.0	(412)
(197)	Total Call Options Written (premiums received $15,005)	$(152,700)			$(10,998)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)	Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2010

Assets
Investments, at value (cost $2,131,575)	$2,289,982
Receivables:
Dividends	5,181
From Adviser	6,098
Investments sold	51,689
Total assets	2,352,950
Liabilities
Cash overdraft	20,040
Call options written, at value (premiums received $15,005)	10,998
Payables:
Dividends	11,900
Investments purchased	20,000
Accrued expenses:
12b-1 distribution and service fees	805
Other	31,466
Total liabilities	95,209
Net assets	$2,257,741
Class A Shares
Net assets	$564,666
Shares outstanding	25,000
Net asset value per share	$22.59
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$23.72
Class C Shares
Net assets	$563,742
Shares outstanding	25,000
Net asset value and offering price per share	$22.55
Class R3 Shares
Net assets	$564,327
Shares outstanding	25,000
Net asset value and offering price per share	$22.57
Class I Shares
Net assets	$565,006
Shares outstanding	25,000
Net asset value and offering price per share	$22.60
Net Assets Consist of:
Capital paid-in	$1,997,482
Undistributed (Over-distribution of) net investment income	19,275
Accumulated net realized gain (loss)	78,570
Net unrealized appreciation (depreciation)	162,414
Net assets	$2,257,741
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Operations

For the Period December 9, 2009 (commencement of operations) through September 30, 2010

Dividend and Interest Income	$124,174
Expenses
Management fees	12,781
12b-1 service fees – Class A	1,086
12b-1 distribution and service fees – Class C	4,337
12b-1 distribution and service fees – Class R3	2,171
Shareholders’ servicing agent fees and expenses	30
Custodian’s fees and expenses	5,046
Trustees’ fees and expenses	6,044
Professional fees	20,709
Shareholders’ reports – printing and mailing expenses	12,886
Federal and state registration fees	143
Other expenses	622
Total expenses before custodian fee credit and expense reimbursement	65,855
Custodian fee credit	(34)
Expense reimbursement	(45,466)
Net expenses	20,355
Net investment income	103,819
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	65,457
Call options written	9,351
Net unrealized appreciation (depreciation) of:
Investments	158,407
Call options written	4,007
Net realized and unrealized gain (loss)	237,222
Net increase (decrease) in net assets from operations	$341,041

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Changes in Net Assets

For the Period December 9, 2009 (commencement of operations) through September 30, 2010

Operations
Net investment income	$103,819
Net realized gain (loss) from:
Investments	65,457
Call options written	9,351
Net unrealized appreciation (depreciation) of:
Investments	158,407
Call options written	4,007
Net increase (decrease) in net assets from operations	341,041
Distributions to Shareholders
From net investment income:
Class A	(21,437)
Class C	(18,988)
Class R3	(20,650)
Class I	(22,225)
Decrease in net assets from distributions to shareholders	(83,300)
Fund Share Transactions
Proceeds from sale of shares	2,000,000
Net increase (decrease) in net assets from Fund share transactions	2,000,000
Net increase (decrease) in net assets	2,257,741
Net assets at the beginning of period	—
Net assets at the end of period	$2,257,741
Undistributed (Over-distribution of) net investment income at the end of period	$19,275

See accompanying notes to financial statements.

Nuveen Investments	15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Preferred Securities Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006. The Fund commenced operations on December 9, 2009.

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends to investors, have preference over common stock in the payment of dividends and the liquidation of a company’s assets, which means that a company must pay dividends on its preferred securities before paying any dividends on its common stock. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in non-preferred securities, including common stock, convertible debt securities, corporate debt securities, mortgage-backed securities and U.S. Government and agency debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 50% of its net assets in below investment-grade securities, commonly referred to as “high yield,” “high risk” or “junk” securities. Although the Fund invests primarily in securities issued by U.S. companies, it may invest up to 40% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. All such securities are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

16	Nuveen Investments

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2010, the Fund had no outstanding when-issued/delayed purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period December 9, 2009 (commencement of operations) through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Fund declares dividends from its net investment income daily and continues to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as a component of “Net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of call options written during the period December 9, 2009 (commencement of operations) through September 30, 2010, was $(137,075). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 — Derivative Instruments and Hedging Activities and Footnote 5 — Investment Transactions for further details on call options written.

Nuveen Investments	17

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

For the period December 9, 2009 (commencement of operations) through March 31, 2010, income and expenses of the Fund that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

18	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$316,215	$—	$—	$316,215
Preferred Securities*	1,540,734	331,633	—	1,872,367
Investment Companies	101,400	—	—	101,400
Derivatives:
Call Options Written	(10,998)	—	—	(10,998)
Total	$1,947,351	$331,633	$—	$2,278,984
*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of September 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$10,998

The following tables present the amount of net realized gain (loss) and net unrealized appreciation (depreciation) recognized for the period December 9, 2009 (commencement of operations) through September 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$9,351

Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$4,007

4. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 12/09/09 (commencement of operations) through 9/30/10
	Shares	Amount
Shares sold:
Class A	25,000	$500,000
Class C	25,000	500,000
Class R3	25,000	500,000
Class I	25,000	500,000
Net increase (decrease)	100,000	$2,000,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the period December 9, 2009 (commencement of operations) through September 30, 2010, aggregated $3,157,973 and $1,092,151, respectively.

Nuveen Investments	19

Notes to Financial Statements (continued)

Transactions in call options written during the period December 9, 2009 (commencement of operations) through September 30, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	245	25,338
Options terminated in closing purchase transactions	—	—
Options expired	(48)	(10,333)
Options outstanding, end of period	197	$15,005

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,133,694
Gross unrealized:
Appreciation	$163,111
Depreciation	(6,823)
Net unrealized appreciation (depreciation) of investments	$156,288

Permanent differences, primarily due to federal taxes paid, complex securities character adjustments and nondeductible stock issuance costs resulted in reclassifications among the Fund’s components of net assets at September 30, 2010, the Fund’s tax year-end, as follows:

Capital paid in	$(2,518)
Undistributed (over-distribution of) net investment income	(1,244)
Accumulated net realized gain (loss)	3,762

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$111,864
Undistributed net long-term capital gains	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

For the period December 9, 2009 (commencement of operations) through September 30, 2010
Distributions from net ordinary income*	$71,400
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and short net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amounts of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

20	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of September 30, 2010, the complex-level fee rate was .1822%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .75% through January 31, 2013 (1.25% after January 31, 2013), of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

At September 30, 2010, Nuveen owned all 25,000 shares of each Class A, C, R3 and I.

During the period December 9, 2009 (commencement of operations) through September 30, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/09)
2010(d)	$20.00	$1.07	$2.38	$3.45	$(.86)	$—	$(.86)	$22.59	17.46%
Class C (12/09)
2010(d)	20.00	.94	2.37	3.31	(.76)	—	(.76)	22.55	16.74
Class R3 (12/09)
2010(d)	20.00	1.03	2.37	3.40	(.83)	—	(.83)	22.57	17.19
Class I (12/09)
2010(d)	20.00	1.12	2.37	3.49	(.89)	—	(.89)	22.60	17.68

22	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$565	3.61	%*	3.55	%*	.99	%*	6.17	%*	53%

564	4.36	*	2.80	*	1.74	*	5.41	*	53

564	3.85	*	3.30	*	1.24	*	5.91	*	53

565	3.36	*	3.80	*	.74	*	6.42	*	53

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	205
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	205
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	205
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	205
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	205
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205

24	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	205

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	205
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	205
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	205
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	205

Nuveen Investments	25

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	205
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	205
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	205
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	205
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	205
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

26	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen NWQ Preferred Securities Fund (the “Fund”) is responsible for approving advisory arrangements for the Fund and, at a meeting held on October 2, 2009 (the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and NWQ Investment Management Company, LLC (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers during the relevant period);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that NAM would oversee the Sub-Adviser.

Nuveen Investments	27

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process with the asset class of the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds. The Independent Board Members also were provided with certain performance information pertaining to the preferred securities sleeves of two Nuveen closed-end funds served by the portfolio manager that is expected to also serve the Fund. This information included returns for the sleeves of such funds and their respective benchmarks for the year-to-date, one-year, three-year (as applicable) and five-year (as applicable) periods, as well as periods since inception, in each case, ending June 30, 2009.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its proposed sub-advisory fee arrangement, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members considered the advisory and sub-advisory fee schedules for the other Nuveen funds referred to in Section B above with sleeves that have investment mandates similar to those of the Fund.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers during the relevant period) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. They also reviewed the Form 8-K filed by Nuveen on July 9, 2009 (relating to, among other things, certain operations results and proposed financing and amendments to Nuveen’s credit facility). The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense

28	Nuveen Investments

allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by such Fund’s principal underwriter, an affiliate of NAM, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Sub-Adviser’s profitability may be lower if it were required to pay for research that is subject to soft dollar arrangements with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	29

Notes

30	Nuveen Investments

Notes

Nuveen Investments	31

Glossary of Terms Used in this Report

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

32	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen NWQ Preferred Securities Fund	30.40%	76.29%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	33

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NWQP-0910P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund [5]	38,411	0	0	0
NWQ Preferred Securities [6]	9,789	0	0	0

Total	$48,200	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	Fund changed fiscal year from December to September in August 2009.
[6]	The Fund commenced operations December 9, 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund [1]	0%	0%	0%	0%
NWQ Preferred Securities [2]	0%	0%	0%	0%

[1]	Fund changed fiscal year from December to September in August 2009.
[2]	The Fund commenced operations December 9, 2009.

Fiscal Year Ended September 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund [5]	24,000	0	0	0
NWQ Preferred Securities [6]	N/A	N/A	N/A	N/A

Total	$24,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	Fund changed fiscal year from December to September in August 2009.
[6]	The Fund commenced operations December 9, 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund [1]	0%	0%	0%	0%
NWQ Preferred Securities [2]	N/A	N/A	N/A	N/A

[1]	Fund changed fiscal year from December to September in August 2009.
[2]	The Fund commenced operations December 9, 2009.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by Ernst & Young to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund [1]	0	0	0	0
NWQ Preferred Securities [2]	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	Fund changed fiscal year from December to September in August 2009.
[2]	The Fund commenced operations December 9, 2009.

Fiscal Year Ended September 30, 2009	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund [1]	0	0	0	0
NWQ Preferred Securities [2]	N/A	N/A	N/A	N/A

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	Fund changed fiscal year from December to September in August 2009.
[2]	The Fund commenced operations December 9, 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 8, 2010